Exhibit 10.106

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of April 11, 2008 to the Credit Agreement referenced below is by and among Epicor Software Corporation, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of December 16, 2007 among Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendment.

2.1 The fourth and fifth sentences of Section 2.02(a) of the Credit Agreement are amended to read as follows:

Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof.

2.2 Clauses (B) and (C) of Section 2.05(a)(i) of the Credit Agreement are amended to read as follows:

(A) any such prepayment of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); (B) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding)

3. Conditions Precedent. This Amendment shall be effective as of March 28, 2008 upon the execution of this Amendment by the Loan Parties and the Required Lenders.

4. Reaffirmation of Guaranty. Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

5. Reaffirmation of Security Interests. Each of the Loan Parties (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

6. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

7. Counterparts; Facsimile Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as an original.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	EPICOR SOFTWARE CORPORATION, a Delaware corporation

	By:	/s/ MICHAEL A. PIRAINO
	Name:	Michael A. Piraino
	Title:	CEO and EVP

GUARANTORS:	CRS RETAIL TECHNOLOGY GROUP, INC., a Utah corporation
CRS RETAIL SYSTEMS, INC., a New York corporation

	By:	/s/ MICHAEL A. PIRAINO
	Name:	Michael A. Piraino
	Title:	CEO and EVP

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ BRENDA H. LITTLE
	Name:	Brenda H. Little
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ FRED L. THORNE
	Name:	Fred L. Thorne
	Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ RAED Y. ALFAYOUMI
	Name:	Raed Y. Alfayoumi
	Title:	Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ SAMANTHA MARKS
	Name:	Samantha Marks
	Title:	Vice President

HSBC BANK USA, N.A.

	By:	/s/ ANDREW HIETALA
	Name:	Andrew Hietala
	Title:	Vice President

[Signature Pages Continue on Next Page]

COMERICA BANK

By:	/s/ GARY REAGAN
Name:	Gary Reagan
Title:	SVP

CITIBANK, N.A.

By:	/s/ DOUG BONTEMPS
Name:	Doug Bontemps
Title:	Vice President

CALIFORNIA BANK & TRUST

By:	/s/ WILLIAM T. HUGHES
Name:	William T. Hughes
Title:	V.P.

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ LANCE ZEDIKER
Name:	Lance Zediker
Title:	V.P.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ RICHARD J. AMENY, JR.
Name:	Richard J. Ameny, Jr.
Title:	Vice President

CITY NATIONAL BANK

By:	/s/ HELENNA MURRAY
Name:	Helenna Murray
Title:	Vice President

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:	/s/ RILEY MARSHALL
Name:	Riley Marshall
Title:	Vice President